CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 19 to the registration statement on Form N1-A (the "Registration Statement") of our report dated November 18, 1999, relating to the financial statements and financial highlights appearing in the September 30, 1999 Annual Report to Stockholders of Bailard, Biehl & Kaiser Diversa Fund, portions of which are incorporated by reference in the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Experts" in the Prospectus.


/s/ PricewaterhouseCoopers
PricewaterhouseCoopers

San Francisco, California
February 3, 2000